UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 10, 2003
                                                          ----------------




     Commission       Registrant, State of Incorporation,     I.R.S. Employer
     File Number         Address and Telephone Number      Identification Number
  ----------------   -----------------------------------   ---------------------

        1-7297        Nicor Inc.                                 36-2855175
                      (An Illinois Corporation)
                      1844 Ferry Road
                      Naperville, Illinois 60563-9600
                      (630) 305-9500


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Item 7.         Financial Statements and Exhibits
-------         ---------------------------------

The following is filed as an exhibit to this report.

Exhibit
Number               Description
-------              -----------

 99.1       Press release of Nicor Inc. issued March 10, 2003.

Item 9.         Regulation FD Disclosure
-------         ------------------------

Nicor Inc.'s press release issued March 10, 2003 is attached as an exhibit and is incorporated herein by reference.



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Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                  Nicor Inc.


Date  March 11, 2003                              /s/ Kathleen L. Halloran
      --------------                              ------------------------------

                                                   Kathleen L. Halloran
                                                   Executive Vice President
                                                   Finance and Administration

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Exhibit Index
-------------

Exhibit
Number                       Description of Document
--------       ------------------------------------------------------------

99.1           Press release of Nicor Inc. issued March 10, 2003.

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                                                                    Exhibit 99.1

Nicor Responds to News Reports Regarding Nicor Energy

    NAPERVILLE, Ill.--(BUSINESS WIRE)--March 10, 2003--Nicor Inc.
(NYSE:GAS) today released the following statements in response to news reports regarding the company.

    The staff of the Securities and Exchange Commission (SEC) has not recommended filing a civil action against Nicor Inc. or any of its subsidiaries. Instead, the SEC Division of Enforcement advised Nicor Energy that the Division of Enforcement intended to recommend to the SEC that it bring a civil injunctive action against Nicor Energy. Nicor Energy is a retail energy marketing joint venture that is 50 percent owned by Nicor Inc.

    As first announced in October 2002, Nicor Inc. is taking steps to withdraw as soon as practical from its involvement in Nicor Energy. Nicor Inc. wrote down to zero its investment in this joint venture in the third quarter of 2002. Any SEC civil enforcement action against Nicor Energy is not expected to have a material impact on the results of Nicor Inc.

    Nicor Inc. (NYSE:GAS) is a holding company and is a member of the S&P 500. Its principal businesses are Nicor Gas, one of the nation's largest natural gas distribution companies, and Tropical Shipping, a containerized shipping business serving the Caribbean region. Nicor also owns several energy-related businesses and has an equity interests in several energy-related businesses. For more information, visit the Nicor website at www.nicor.com.

    Caution Concerning Forward-Looking Statements

    This document includes certain forward-looking statements about the earnings expectations of Nicor Inc. and its subsidiaries. Although Nicor believes these statements are based on reasonable assumptions, actual results may vary materially from stated expectations. Actual results may differ materially from those indicated in the company's forward-looking statements due to the direct or indirect effects of the results of legal contingencies and the resolution of those issues, including the effects of an ICC review. Other factors that could cause materially different results include, but are not limited to, weather conditions; natural gas prices; fair value accounting adjustments; interest rates; credit conditions; economic and market conditions; energy conservation; legislative and regulatory actions, results, or adjustments; additional adjustments related to Nicor's retail energy marketing joint venture; asset sales and any future mercury-related charges or credits. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Nicor undertakes no obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this release.

    CONTACT: Nicor Inc.
             Mark Knox, re: N-887, 630/305-9500, ext. 2529

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